EXHIBIT 10.2

                              DANIEL GREEN COMPANY
                              450 North Main Street
                              Old Town, Maine 04468

                                December 27, 2001

Elan-Polo, Inc.
630 Melrose Avenue
Nashville, Tennessee 37211

Gentlemen:

     Reference is made to that certain Asset Purchase Agreement dated November 29, 2001 (the "Asset Purchase Agreement") by and between Daniel Green Company ("Daniel Green") and Elan-Polo, Inc. ("Elan-Polo"). The parties hereby agree to amend the Asset Purchase Agreement as follows:

I. L/C Delivery.

     The parties agree that notwithstanding anything in the Asset Purchase Agreement to the contrary, Elan-Polo may deliver the L/C required by Section 2.2(a)(iv)(C) within five (5) days after the Closing Date and that the failure to do so shall be an event of default under the Note.

II. Collateral Assignment of L.B. Evans Marks.

     Notwithstanding anything in the Asset Purchase Agreement to the contrary, Elan-Polo acknowledges and agrees that: (i) the Acquisition Agreement shall not be assigned to Elan-Polo, (ii) the Acquired Trademarks related to the L.B. Evans brands shall be assigned to Elan-Polo subject to the Collateral Assignment dated January 11, 2001 between L.B. Evans Son Company Limited Partnership and Daniel Green and any liens, security interests or encumbrances related thereto (the "L.B. Evans Collateral Assignment") and (iii) the Collateral Assignment to be granted by Elan-Polo in such L.B. Evans trademarks and related good will under
Section 2.2(b)(iv)(F) of the Asset Purchase Agreement shall be subject to the L.B. Evans Collateral Assignment. Notwithstanding the foregoing, Elan-Polo agrees to assume, perform and discharge all of Daniel Green's obligations and liabilities under the Acquisition Agreement and that all such obligations and liabilities are and shall continue to be "Assumed Liabilities" under the Asset Purchase Agreement.

III. Section 3.4 "Title to Acquired Assets" is hereby modified by:

     deleting  the  phrase   "Intangible   Acquired   Assets  and  the  Acquired
Intellectual Property" in their entirety in both the first and second sentences of Section 3.4.

IV. Exhibit A "Defined Terms" is hereby modified by:

     deleting it in its entirety and replacing it with Exhibit A attached hereto.

V. Exhibit E "Assignment of Trademark" is hereby modified by:

     deleting the reference to "attached hereto as Exhibit E" in Section 2.1(b)(i)(B) and replacing it with:

          "and substance mutually agreeable to both Daniel Green and Elan-Polo."

VI. Miscellaneous.

     All references in the Asset Purchase Agreement to Exhibit E shall correspond to the Assignment of Trademarks executed by Daniel Green at Closing.

     All other provisions of the Asset Purchase Agreement shall remain in full force and effect. This letter and the amendment made hereby shall be governed by New York law.

     To signify your agreement to the foregoing, please sign in the space that has been provided below for Elan-Polo's signature.

                                      DANIEL GREEN COMPANY

                                      By:
                                          ------------------------------
                                      Name:    James Riedman
                                      Title:   Chairman and CEO

Accepted and Agreed:

ELAN-POLO, INC.

By:
    -----------------------------------
Name:
Title:

                                    EXHIBIT A
                                  DEFINED TERMS

     Defined terms used in the Asset Purchase Agreement and the sections they are defined in are as follows:

     Defined Term                                            Section
     ------------                                            -------

     Acquired Brands                                         Recitals
     Acquired Assets                                         1.1(a)
     Acquired Inventory                                      1.1(a)(ii)
     Acquired Inventory Purchase Price                       2.2(a)(i)
     Acquired Trademarks                                     1.1(a)(iii)
     Assigned Contracts                                      1.1(a)(i)
     Assumed Liabilities                                     1.2
     Authorizations                                          3.8
     Bill of Sale                                            2.1(b)(i)(C)
     Closing                                                 2.1(a)
     Closing Date                                            2.1(a)
     Contract                                                3.3
     Contract Assignment                                     2.1(b)(i)(A)
     Conveyance Agreements                                   2.1(b)(i)(D)
     Daniel Green                                            Preamble
     Daniel Green Brand Annual Minimum Payment               2.2(b)(i)
     Daniel Green Brand Payment                              2.2(b)(i)
     Daniel Green Closing Documents                          2.1(b)(i)
     Daniel Green Indemnitees                                8.2
     Daniel Green's Knowledge                                3.6
     Daniel Green Services Agreement                         7.1
     Daniel Green Warehouse                                  1.1(a)(ii)(D)
     Deficiency Notice                                       2.2(b)(iv)(C)
     Deloitte & Touche                                       2.2(a)(v)
     Elan-Polo                                               Preamble
     Elan-Polo Closing Documents                             2.1(b)(ii)
     Elan-Polo Indemnitees                                   8.3
     Elan-Polo's Knowledge                                   4.4
     Encumbrances                                            1.1(a)
     Estimated Acquired Inventory Purchase Price             2.2(a)(iv)
     Final Acquired Inventory Purchase Price                 2.2(a)(iv)

     Defined Term                                            Section
     ------------                                            -------

     Governmental Entity                                     3.3
     Indemnified Party                                       8.4(a)
     Indemnifying Party                                      8.4(a)
     Trademark Assignments                                   2.1(b)(i)(B)
     Inventory Cost                                          2.2(a)(ii)
     L.B. Evans Acquisition Agreement                        1.1(a)(i)
     L.B. Evans Brand Annual Minimum Payment                 2.2(b)(ii)
     L.B. Evans Brand Payment                                2.2(b)(ii)
     L/C                                                     2.2(a)(iv)(C)
     L/C Bank                                                2.2(a)(iv)(C)
     Losses                                                  8.2
     Net Sales                                               2.2(b)(iii)
     Note                                                    2.2(a)(vi)(B)
     Note Maturity Date                                      2.2(a)(iv)(B)
     Preliminary Inventory Certificate                       2.2(a)(iv)
     Purchase Price                                          2.2
     Retained Assets                                         1.1(b)
     Retained Liabilities                                    1.2(b)
     Trademarks                                              1.1(a)(iii)